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                                                                      Exhibit 23

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No. 33-33072, No. 33-49305, No. 33-54455, No. 333-04435,
No. 333-57095, No. 333-86801, No. 333-41408, and No. 333-86280) and on Form S-3
(No. 333-100419) of Humana Inc. of our report dated February 3, 2003 relating to the financial statements and financial statement schedule, which appears in this Form 10-K.

/s/ PricewaterhouseCoopers LLP

Louisville, Kentucky
March 21, 2003